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                                                                   EXHIBIT 10.69



                        RIGHT OF FIRST REFUSAL AGREEMENT

               This Right of First Refusal Agreement (the "Agreement") is entered into as of February 6, 1998, by and between Capstone Capital Corporation, a Maryland corporation (the "Lessor") and BALANCED CARE CORPORATION, a Delaware corporation ("BCC").

                                   WITNESSETH:

               WHEREAS, Extended Care Operators of Ravenna, LLC (the "Lessee"), Lessor and BCC at Ravenna, Inc. (the "Manager") executed and delivered an Assignment, Assumption and Amendment of Lease Agreement dated as of February 6, 1998, wherein Senior Care Operators, LLC assigned to Lessee that certain Lease dated as of March 28, 1997 (the "LEASE") originally between Manager and Capstone Capital of Pennsylvania, Inc., a Pennsylvania corporation (the "LESSOR"), whereby Manager leased from Lessor property, together with all improvements built or to be built thereon, located in Dauphin County, Pennsylvania, as more fully described in the Lease (the "PROPERTY"); and

               WHEREAS, Lessor, Lessee and BCC Development & Management Co., a Delaware corporation ("BCC Development") entered into that certain Development Agreement dated as of March 28, 1997 (as the same may be amended, modified, altered or supplemented, the "Development Agreement"), whereby BCC Development, as Developer under the Development Agreement, will cause to be constructed on the Property a residential care facility of 51units providing personal care services (the "Facility"); and

               WHEREAS, Lessee and the Manager have entered into that certain Management Agreement dated as of February 6, 1998 (as the same may be amended, modified, altered or supplemented, the "Management Agreement"), whereby Lessee has appointed Manager as the sole and exclusive manager of the Facility, on the terms and conditions provided in the Management Agreement, the Lease, the other Lease Documents (as defined in Appendix 1 to the Management Agreement) and the other Transaction Documents (as defined in Appendix 1 to the Management Agreement); and

               WHEREAS, to protect the interests of BCC Development under the Development Agreement and the Manager under the Management Agreement, Lessor has agreed to grant to BCC on the terms and subject to the conditions contained herein a right of first refusal with respect to the sale or other transfer of all or any portion of the Property and/or the Facility.

               NOW, THEREFORE, for good and valuable consideration, and intending to be legally bound hereby, Lessor and BCC agree as follows:

               1. (a) Commencing on the date hereof and terminating upon the expiration or sooner termination of the Lease in accordance with its terms, and subject to the terms hereof, Lessor hereby grants to BCC a right of first refusal (the "Refusal Right") with respect to the Transfer (as hereinafter defined) of all or any portion of the Property and/or the Facility on the



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terms and subject to the conditions contained herein. In the event Lessor receives during the term of this Agreement a bona fide offer to receive a Transfer of all or any portion of the Property and/or the Facility which Lessor intends to accept (the "Offer"), Lessor shall promptly notify BCC in writing (the "Selling Notice") of the purchase price (or other economic terms, as appropriate) and all material terms of such Offer, together with a copy of such Offer. Within 15 days after receipt by BCC of the Selling Notice, BCC shall have the right and option to inform Lessor by written notice (the "Acceptance Notice") that BCC wishes to receive a Transfer of the Property and/or the Facility on the terms and conditions contained in the Offer. If BCC exercises the Refusal Right and provides to Lessor the Acceptance Notice within the time period provided in this paragraph, then such Transfer shall be consummated within the time periods set forth in the Offer, and in accordance with the Lease, as applicable. If the Acceptance Notice has not been provided to Lessor within the time frame provided in this paragraph, Lessor shall be free to accept the Offer at the price and terms set forth in the Offer, and all rights of BCC shall terminate, except as provided in the next sentence of this paragraph. If such Transfer is not consummated on the terms and conditions provided in the Offer, BCC shall be entitled to exercise the Refusal Right as herein provided, as to any subsequent Transfer of all or any portion of the Property and/or the Facility during the term of this Agreement.

               (b) As used in this Agreement, "Transfer" means (i) any sale, ground lease, or other conveyance of all or any portion of the Property and/or the Facility or (ii) the transfer of all or any portion of the issued and outstanding common stock of Lessor.

               2. Notwithstanding any provision herein to the contrary, in no event shall BCC have the right to exercise the Refusal Right, and Lessor shall be under no obligation to provide the Offer or Selling Notice to BCC, in the event that at the time Lessor has received and is prepared to accept the Offer, if there exists and is continuing a default or event of default under the Lease or the Development Agreement.

               3. Time shall be of the essence regarding this Agreement. This Agreement shall be governed and construed in accordance with the laws of the State of Maryland, exclusive of its conflicts of laws. This Agreement may not be amended, except by a writing executed by both parties. Notices to be given hereunder shall be provided in the manner provided in Section __ of the Development Agreement; provided, the address for BCC Development shall be used as the address for BCC. This Agreement may be recorded in the public records of the County where the Property is located.

               4. Lessor and BCC acknowledge and agree that any purchase or other transfer of the Property and/or the Facility pursuant to this Agreement shall be subject to the leasehold estate of Lessee in the Lease; provided, however, in no event shall Lessee be deemed a third party beneficiary of this Agreement.



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               In witness whereof, the parties hereto have executed this
Agreement as of the date first written above.


WITNESS:                               Capstone Capital Corporation


                                       By: /s/ Signature Illegible
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                                       Title:
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WITNESS:                               BALANCED CARE CORPORATION


                                       By: /s/ Signature Illegible
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                                       Title:
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                                      S-1
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       Schedule to Exhibit 10.69 filed pursuant to Instruction 2 to Item
                            601(a) of Regulation S-K

                        Right of First Refusal Agreement

                        Location                          Entities
                       Harrisburg, PA           BCC at Harrisburg, Inc.;
                                                Extended Care Operators of Harrisburg LLC

                       Greensboro, NC           BCC at Greensboro, Inc.;
                                                Extended Care Operators of Greensboro LLC